General Electric Capital Corporation

10 Riverview Drive

Danbury, Connecticut 06810

April 30, 2003

AMENDMENT NO. 4

SAVVIS Communications Corporation

12851 Worldgate Drive

Herndon, Virginia 20170

Attention: Lane Blumenfeld

Re:	SAVVIS Communications Corporation

Gentlemen:

Reference is hereby made to the AMENDED AND RESTATED MASTER LEASE AGREEMENT No. 6857500 dated as of March 8, 2002 (as amended, the “Lease Agreement”) by and among SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation (“Lessee”), the other Savvis Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”) for itself, as Lessor, and as Agent for Lessors, and the other Lessors signatory hereto from time to time. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement.

Annex B of the Lease Agreement is hereby amended to change the words “On or before April 30, 2003” to read “On or before June 30, 2003”.

Except as expressly amended in the preceding paragraph, the Lease Agreement remains in full force and effect in accordance with its terms.

This amendment shall be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this amendment by telecopy shall be effective as delivery of a manually executed original counterpart of this amendment.

This amendment shall be governed and construed in accordance with the laws of the State of New York.

Kindly acknowledge your agreement with the terms of this amendment by executing and delivering to the undersigned your counterpart hereof.

Very truly yours, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lessor

By:	/s/ ROBERT WOTTEN
Name	Robert Wotten
Title	SVP

ACCEPTED AND AGREED:

SAVVIS COMMUNICATIONS CORPORATION,

a Missouri corporation

By:	/s/ NANCY BRIDGMAN LYSINGER
Name	Nancy Bridgman Lysinger
Title	VP and Treaurer